Exhibit 10.6

             HANNAFORD BROS. CO. EMPLOYEE STOCK PURCHASE PLAN

      The Hannaford Bros. Co. Employee Stock Purchase Plan (formerly the Hannaford Bros. Co. 1982 Employee Stock Purchase Plan), originally adopted by the Executive Committee of the Board of Directors of the Corporation on March 23, 1982, and approved by the stockholders of the Corporation on May 28, 1982, and amended from time to time thereafter, is hereby amended and restated effective October 19, 1994.

      1. PURPOSE. The purpose of this Plan is to encourage eligible employees to become stockholders in the Corporation and to afford them an opportunity to share in the profits and growth of the Corporation.

      2. DEFINITIONS. As used in this Plan, the following words and phrases wherever capitalized shall have the following meanings, respectively, unless the context clearly indicates that a different meaning is intended:

            (a) "Acceptance Date" shall mean the date fixed by the Committee by which Employees may accept Options.

            (b) "Board" shall mean the Board of Directors of the Corporation.

            (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (d) "Common Stock" shall mean common stock, par value $.75 per share, of the Corporation.

            (e)  "Committee" shall mean the committee appointed pursuant to
      Section 3 which shall have the authority to control and manage the administration of the Plan.

            (f) "Compensation" shall mean the base salary or wages paid to an Employee by the Corporation or any Subsidiary, determined prior to any amounts being withheld under the Hannaford Bros. Co. Savings and Investment Plan or the Hannaford Bros. Co. Flexible Benefits Plan, excluding unguaranteed overtime pay, bonuses and other irregular payments.

            (g)  "Corporation" shall mean Hannaford Bros. Co.

            (h) "Employee" shall mean an individual employed by the Corporation, a Parent, or any Subsidiary.

            (i) "Employee Stock Purchase Plan" shall mean a plan described in Sec. 423 of the Code.

            (j) "Exercise Date" shall mean the date fixed by the Committee on which Options may be exercised.

            (k) "Offering Date" shall mean the date fixed by the Committee on which Options are offered.

            (l)  "Option" shall mean a stock option granted under the Plan.

            (m) "Option Agreement" shall mean a written instrument which specifies the terms and restrictions of an Option.

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            (n)  "Option Period" shall mean the period commencing on the
      Withholding Date and ending on the Exercise Date with respect to any Option.

            (o) "Parent" shall mean a parent corporation within the meaning of Sec. 424(e) and (g) of the Code.

            (p) "Plan" shall mean the Hannaford Bros. Co. Employee Stock Purchase Plan.

            (q) "Share" shall mean a share of Common Stock of the Corporation, as adjusted in accordance with Section 12.

            (r) "Subsidiary" shall mean a subsidiary corporation within the meaning of Sec. 424(f) and (g) of the Code.

            (s) "Withholding Date" shall mean the date fixed by the Committee as of which withholding of an Employee's Compensation shall commence under the Plan.

      3.    ADMINISTRATION.

            (a) COMMITTEE MEMBERS. The Plan shall be administered by the members of the Human Resources Committee of the Board who are not Employees. A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. Any member may participate in a meeting of the Committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Further, any action of the Committee may be taken without a meeting if all of the members of the Committee sign written consents setting forth the action taken or to be taken, at any time before or after the intended effective date of such action.

            (b) POWERS. The Committee shall have the power and authority to administer the Plan, including the following powers and authority which shall be exercised in accordance with the terms of the Plan:

                 (i) to fix the Offering Date, Acceptance Date, Withholding Date and Exercise Date with respect to each offering of Options under the Plan;

                 (ii) to fix the aggregate number of Shares which may be issued under Options offered as of each Offering Date, provided the maximum number of Shares which may be issued under Options granted under the Plan shall not exceed the limitation set forth in Section 4;

                 (iii) to determine, from among the Corporation and its Subsidiaries, which corporation's (or corporations') Employees shall be offered Options on each Offering Date;

                 (iv) to determine the maximum percentage of Compensation that an Employee may have withheld during an Option Period;

                 (v) to determine which Employees have satisfied the eligibility requirements set forth in Section 5;

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                 (vi)  to determine the terms and restrictions of each
            offering of Options;

                 (vii)  to make adjustments in accordance with Section 12;

                 (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                 (ix) to interpret the Plan and make all other determinations deemed necessary or advisable for the administration of the Plan.

            (c) DELEGATION OF MINISTERIAL DUTIES. The Committee may delegate to any other person or persons, severally or jointly, the authority to perform any ministerial act in connection with the administration of the Plan.

            (d) SIGNATURES. The Committee may authorize any member thereof to execute all instruments required in the administration of the Plan and such instruments may be executed by facsimile signature.

      4. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12, the maximum aggregate number of Shares which may be issued under Options granted under the Plan shall, effective February 2, 1989, be equal to the sum of the following:

            (a) the sixty thousand (60,000) Shares authorized when the Plan was first approved by stockholders, as such number was thereafter adjusted in accordance with Section 12; and

            (b)  four hundred thousand (400,000) Shares.

In the event that any Option granted under the Plan expires or terminates for any reason without having been exercised in full, the Shares subject to, but not issued under, such Option shall become available for other Options, unless the Plan shall have been terminated.

      5.    ELIGIBILITY.

            (a) REQUIREMENT. Each Employee of a corporation, the Employees of which are offered Options, shall be eligible to participate in such offering if such Employee has been employed by the Corporation or any Subsidiary for a period of six (6) months prior to the Offering Date. Options shall be granted only to Employees.

            (b) LIMITATION ON STOCK OWNERSHIP. An Employee shall not be granted an Option if such Employee, immediately after the Option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation, a Parent or any Subsidiary. For purposes of applying the percentage limitation of the preceding sentence, the rules of Sec. 424(d) of the Code shall apply in determining the stock ownership of an individual, and stock which such Employee may purchase under outstanding options shall be treated as stock owned by such Employee.

            (c) LIMIT ON GRANTS. An Employee shall not be granted an Option which permits his or her rights to purchase stock under all Employee Stock Purchase Plans of the Corporation, its Parent and Subsidiaries, to

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      accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000.00)
      of fair market value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time. For purposes of this paragraph:

                 (i) The right to purchase stock under an option accrues when the Option (or any portion thereof) first becomes exercisable during the calendar year;

                 (ii) The right to purchase stock under an Option accrues at the rate provided in the Option, but in no case may such rate exceed Twenty-Five Thousand Dollars ($25,000.00) of fair market value of such stock (determined at the time such Option is granted) for any one calendar year;

                 (iii) A right to purchase stock which has accrued under one Option granted pursuant to the Plan may not be carried over to any other Option.

      6.    GRANTING OF OPTIONS.

            (a) EMPLOYEE RIGHTS. All Employees granted Options shall have the same rights and privileges, except that the amount of stock which may be purchased by Employees under the Options may bear a uniform relationship to Compensation.

            (b) OFFERING DATE. The Committee shall fix an initial Offering Date within six (6) months following the date the Plan is approved by the stockholders of the Corporation. From time to time thereafter, but not more frequently than once during any fiscal year of the Corporation, the Committee may fix additional Offering Dates.

            (c) OFFERS. On each Offering Date, the Committee shall offer Options by furnishing each eligible Employee with an Option Agreement and such other documents as it shall deem advisable. Each Option Agreement shall include the following:

                 (i) the maximum percentage of the Employee's Compensation which may be withheld during the Option Period to be used to purchase Shares upon the exercise of an Option;

                 (ii)  the option price;

                 (iii)  the Acceptance Date;

                 (iv)  the Withholding Date;

                 (v)  the Exercise Date;

                 (vi) the time and the manner in which an Option may be exercised;

                 (vii) such other terms and restrictions, consistent with the terms of the Plan, as may be determined by the Committee.

            (d) OPTION PRICE. The option price for Shares to be issued under any Option shall be fixed by the Committee, provided the option price shall not be less than the lesser of (i) eighty-five percent (85%)

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      of the fair market value of the Shares at the time the Options are granted; or (ii) the fair market value of the Shares on the Exercise Date. The fair market value of the Shares to be issued under any Option shall be determined in accordance with the requirements of Sec. 423(b)(6) of the Code and the regulations issued thereunder.

            (e) ACCEPTANCE. Each Employee may accept an offer only in such manner as the Committee shall prescribe in the Option Agreement. Any offer not accepted by the Acceptance Date shall expire thereon.

            Each Employee who accepts an offer, as a condition thereof, shall designate the percentage of his or her Compensation to be withheld each payroll period during the Option Period, provided that the percentage designated shall not exceed the maximum percentage prescribed in the Option Agreement. Amounts withheld from Employees shall be retained as general assets of the Corporation to be applied by it in accordance with the Plan. The Corporation shall maintain records of the amounts withheld and shall credit such amounts with interest, if any, at such rate as shall be prescribed in the Option Agreement.

            An Employee may not increase or decrease the percentage of Compensation designated to be withheld, but may terminate withholding at such time and in such manner as prescribed in the Option Agreement. An Employee who terminates withholding may, subject to the provisions of
      Section 8 through 11, elect to have the Corporation either (i) retain the amounts plus interest, if any, previously withheld, or (ii) return such amounts plus interest, if any, to the Employee. Such election shall be made when the Employee terminates withholding. If an Employee has the Corporation retain the amounts previously withheld, such Employee's Option shall continue, but may be exercised only to the extent of such amounts, plus any interest credited thereon. Alternatively, if an Employee elects to withdraw such amounts, such Employee's Option shall expire as of the date of such election.

            (f) NON-TRANSFERABILITY OF OPTIONS. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Employee, only by such Employee.

      7. EXERCISE OF OPTIONS. Each Employee may exercise an Option at such time and in such manner as the Committee shall prescribe in the Option Agreement, provided an Option cannot be exercised after the expiration of twenty-seven (27) months from the date such Option is granted. Any Option not exercised by the Exercise Date shall expire thereon.

      As of the Exercise Date, the Committee shall apply the amounts withheld from each Employee who exercises an Option, plus any interest credited thereon, toward the purchase of (i) the maximum number of Shares (including fractional Shares) determined by dividing such amounts, plus any interest, by the option price per Share; or (ii) such lesser number of whole Shares specified by the Employee at the time of exercise. Only amounts withheld during the Option Period, plus any interest thereon, may be used to purchase Shares. The amounts withheld, plus any interest, not used to purchase Shares shall be paid to the Employee in a lump sum in accordance with the Option Agreement.

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      If as of any Exercise Date Employees exercise Options for Shares the aggregate number of which exceeds the aggregate number of Shares remaining which may be issued under Options in accordance with the limitation contained in Section 4, then each Employee shall receive that number of Shares determined by multiplying the number of Shares for which such Employee exercised an Option by a fraction, the numerator of which is the aggregate number of Shares remaining which may be issued in accordance with Section 4 and the denominator of which is the aggregate number of Shares for which all Employees exercised Options as of such Exercise Date.

      Until the date of issuance of the Shares, as recorded on the books of the Corporation, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Options, notwithstanding the exercise thereof. No adjustment will be made for a dividend or other stockholder rights for which the record date is prior to the date Shares are issued except as provided in Section 12. In the event certificates are to be issued evidencing Shares purchased by the exercise of Options, they shall be issued by the Corporation and delivered in the normal course without undue delay.

      8. TERMINATION OF EMPLOYMENT. In the event an Employee ceases to be employed by the Corporation or any Subsidiary, and is no longer employed by any of them, for any reason other than retirement, disability or death, any Option granted to such Employee shall expire on the date of termination. If an Option expires under this Section, the amounts withheld, plus any interest, shall be paid to the Employee in a lump sum as prescribed in the Option Agreement and the Employee shall have no further rights under this Plan.

      9. RETIREMENT. In the event an Employee retires from the Corporation or any Subsidiary, and is no longer employed by any of them, and by reason thereof such Employee is entitled to receive an early, normal or deferred retirement benefit under the Hannaford Bros. Co. Employees' Retirement Plan, such Employee may exercise an Option at any time within the three (3) month period following retirement, but not later than the Exercise Date, provided such exercise shall be limited to the maximum number of Shares (including fractional Shares) determined by dividing the amounts withheld prior to retirement, plus any interest, by the option price per Share. Alternatively, such exercise may be for a lesser number of whole Shares specified by such Employee at the time of exercise. The amounts withheld, plus any interest, not used to purchase Shares shall be paid to the retired Employee in a lump sum in accordance with the Option Agreement.

      10. DISABILITY. In the event an Employee who is disabled ceases to be employed by the Corporation or any Subsidiary and is no longer employed by any of them, such Employee may exercise an Option at any time within the three (3) month period following termination of employment, but not later than the Exercise Date, provided such exercise shall be limited to the maximum number of Shares (including fractional Shares) determined by dividing the amounts withheld prior to termination, plus any interest, by the option price per Share. Alternatively, such exercise may be for a lesser number of whole Shares specified by such Employee at the time of exercise. The amounts withheld, plus any interest, not used to purchase Shares shall be paid to the disabled Employee in a lump sum in accordance with the Option Agreement.

      An Employee is disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than

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twelve (12) months.  However, an Employee shall not be considered disabled unless he or she furnishes proof in such form and manner, and at such times, as the Committee may require.

      11. DEATH. In the event an Employee dies while in the employ of the Corporation or any Subsidiary, any Option granted to such Employee may be exercised on the Exercise Date by such Employee's estate or by such other person or persons to whom such Employee's rights hereunder pass by will or by the laws of descent and distribution, provided such exercise shall be limited to the maximum number of Shares (including fractional Shares) determined by dividing the amounts withheld prior to such Employee's death, plus any interest, by the option price per Share. Alternatively, such exercise may be for a lesser number of whole Shares specified by the estate or other person or persons with rights under the Plan at the time of exercise. The amounts withheld, plus any interest, not used to purchase Shares shall be paid in a lump sum to the Employee's estate or to such other person or persons to whom such Employee's rights pass by will or by the laws of descent and distribution.

      12.   ADJUSTMENTS.

            (a) STOCK SPLIT AND DIVIDENDS. If the number of Shares outstanding changes as a result of a stock split or stock dividend, the number of Shares to be issued under Options and the option price per Share shall be proportionately adjusted by the Committee so as to comply with Sec. 423 of the Code.

            (b) MERGER AND CONSOLIDATION. In the event of a merger or consolidation in which the Corporation is the surviving corporation, or the acquisition by the Corporation of property or stock of an acquired corporation, or any reorganization, the number and class of Shares to be issued under Options and the option price per Share shall be adjusted by the Committee so as to comply with Sec. 423 and Sec. 424 of the Code.

            A merger or consolidation in which the Corporation is not the surviving corporation shall terminate all Options, except that each Employee shall have the right to exercise outstanding Options immediately prior to the effective date of such merger or consolidation, provided such exercise shall be limited to the maximum number of Shares (including fractional Shares) determined by dividing the amounts withheld prior to such effective date, plus any interest, by the option price per Share. In such event, an Employee may exercise an option for a lesser number of whole Shares specified at the time of exercise.

      13.   AMENDMENT AND TERMINATION.

            (a) AMENDMENT. The Board, without further approval of the stockholders of the Corporation, may amend the Plan from time to time in such respects as the Board may deem advisable, provided that no amendment shall become effective prior to approval of the stockholders of the Corporation which:

                 (i) increases the maximum number of Shares for which Options may be granted; or

                 (ii) changes the provisions relating to Employees eligible to receive Options under the Plan.


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            (b)  TERMINATION.  The Board, without further approval of the stockholders of the Corporation, may at any time terminate the Plan.

            (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated.

      14. EFFECTIVE DATE. The Plan, as amended and restated herein, shall be effective October 19, 1994. The Plan was originally effective on May 28, 1982.

      15.    MISCELLANEOUS.

            (a) EMPLOYMENT. The granting of an Option to an Employee shall not give the Employee any right to be retained in the employ of the Corporation or any Subsidiary.

            (b) TAX WITHHOLDING. The Corporation shall be authorized to take such action as may be necessary in the opinion of the Corporation to satisfy its legal obligations for the withholding and payment of taxes arising out of the operation of the Plan.

            (c) HEADINGS. The paragraph headings are included solely for convenience and shall in no event affect, or be used in connection with, the interpretation of the Plan.